INVESTOR PRESENTATION SEPTEMBER 2023 THE DAGNY BOSTON

FORWARD LOOKING STATEMENTS & USE OF NON-GAAP FINANCIAL MEASURES FORWARD LOOKING STATEMENTS Certain statements made during this presentation are forward-looking statements that are subject to risks and uncertainties. Forward-looking statements generally include the words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “project,” “will,” “intend” or other similar expressions. Forward-looking statements include, without limitation, statements regarding industry outlook, results of operations, cash flows, business strategies, growth and value opportunities, capital and other expenditures, financing plans, expense reduction initiatives and projected dispositions. Factors that could cause actual results to materially differ from those contained in the forward-looking statements include, without limitation, national and local economic and business conditions, including the impact of COVID-19 on occupancy rates at DiamondRock Hospitality Company’s (the "Company“) hotels and the demand for hotel products and services, and those risks and uncertainties discussed in the most recent Annual Report on Form 10-K, which the Company has filed with the Securities and Exchange Commission, and in our other public filings which you should carefully review. The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to the Company. Actual results could differ materially from the forward- looking statements made in this presentation. The forward-looking statements made in this presentation are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made. Although the Company believes the expectations reflect ed in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this presentation is as of the date of this presentation, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. This presentation contains statistics and other data that has been obtained or compiled from information made available by third- party service providers and believed to be reliable, but the accuracy and completeness of the information is not assured. The Company has not independently verified any such information. 2 USE OF NON-GAAP FINANCIAL MEASURES We use the following non-GAAP financial measures that we believe are useful to investors as key measures of our operating performance: EBITDA, EBITDAre, Adjusted EBITDA, Hotel EBITDA, Hotel Adjusted EBITDA, FFO and Adjusted FFO. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with U.S. GAAP. EBITDA, EBITDAre, Adjusted EBITDA, Hotel EBITDA, Hotel Adjusted EBITDA, FFO and Adjusted FFO, as calculated by us, may not be comparable to other companies that do not define such terms exactly as the Company. A detailed explanation of these non-GAAP financial measures and the reconciliation of such measures to the most directly comparable financial measures prepared in accordance with U.S. GAAP can be found in the Company’s second quarter 2023 earnings press release dated August 3, 2023.

KEY TAKEAWAYS KEY HIGHLIGHTS • ROI Positioning: The Dagny Boston debuted on 8/1/23 as a repositioned independent lifestyle hotel from a previously Hilton branded property • Acquisition: Closed on Chico Hot Springs Resort on 8/2/23, a lifestyle resort in Paradise Valley, Montana and DRH’s 15th independent hotel • Share Repurchases: 262K shares at an average price of $7.67 in Q2 OUTLOOK CHICO HOT SPRINGS RESORT 3 • Full Year Corporate G&A approximately $33MM • Full Year Interest Expense approximately $63MM • Annual Preferred Dividend $10MM 2023 Q1 Q2 Q3 Preliminary Estimate RevPAR vs 2022 16.8% 0.6% -1.5% to -2.0% RevPAR vs 2019 13.7% 8.0% 6.0% to 6.5% The Dagny Est. EBITDA Disruption -$2MM

PEER OUTPERFORMANCE 70% 75% 80% 85% 90% 95% 100% 105% 110% DRH APLE HST XHR PK RLJ SHO PEB 2023E 2024E Note: Consensus EBITDA estimates are per Factset database as of 9/6/23, average excludes DRH INDEX YEAR 2019 2023 Average 86% 2024 Average 89% EBITDA CONSENSUS ESTIMATES INDEXED TO 2019 4

NO MATERIAL NEAR-TERM MATURITIES FORTRESS BALANCE SHEET Note: Mortgages reflect balance at scheduled maturity, $600M+ Total Available Liquidity 30% Total Debt to Gross Book Value 3.8x Net Debt + Preferred to TTM EBITDANote: As of June 30, 2023 DEBT MATURITY SCHEDULE ($MM) SIGNIFICANT LIQUIDITY AND DRY POWDER AVAILABLE 5 $0 $73 $291 2023 2024 2025 LOW LEVERAGE VS PEERS Low Leverage 11.0 9.7 8.5 7.6 7.6 6.3 6.3 5.6 5.0 4.8 4.3 3.8 3.3 2.5 AHT BHR PEB INN HT RLJ PK CLDT RHP XHR SHO DRH APLE HST Source: Baird Comp Sheet (9/1/23), Net Debt + Preferred / EBITDA 2022, DRH reflects TTM Q2’23 EBITDA High Leverage NET DEBT + PREFERRED TO EBITDA

MOST LIQUID PORTFOLIO AMONGST PEERS BENEFITS OF SHORT-TERM AGREEMENTS ■ Terminable at Will ■ Asset Liquidity Enhanced ■ Superior Cost Controls ■ 50 to 100 bps Better Exit Cap Rate ■ Enhanced Flexibility to Optimize Performance UNENCUMBERED VS. ENCUMBERED HOTELS 15% 20% TO 0% 20% 40% 60% 80% 100% DRH PEB RLJ SHO XHR HST PK UNCUMBERED ENCUMBERED % OF HOTELS UNENCUMBERED BY BRAND MANAGEMENT Notes As of 12/31/2022 HST reflects % of rooms that are brand-managed since properties are not disclosed 6 VALUATION PREMIUM

CHICO HOT SPRINGS RESORT ACQUISITION

DiamondRock Hospitality



KEY DEAL HIGHLIGHTS

- Acquisition of an authentic western-style, geothermal hot spring resort located in Paradise Valley, a major river valley of the Yellowstone River renown for world-class fly fishing
- Convenient to famous Roosevelt Arch, the popular and *only* year-round vehicle entrance to Yellowstone National Park
- #1 in TripAdvisor, Recognized by Conde Nast and T&L
- Fee simple, unencumbered by brand or management
- Pricing: $27MM ($230k/key, 8.4% NOI on 2022A) for 153-acre resort and $6MM ($9,600/acre) for the 595-acre ranch
- Stabilization by 2026 at **10.5% NOI yield** on total investment



CHICO

ACQUISITION DATE	8/1/23
PURCHASE PRICE	$33.0 MILLION
LOCATION	Paradise Valley/Yellowstone, MT
NUMBER OF ROOMS	117
NUMBER OF ACRES	748



BELGRADE
90
84
BOZEMAN
LIVINGSTON
MONTANA
191
GALLATIN RIVER
YELLOWSTONE RIVER
EMIGRANT
Est. 1900
CHICO
HOT SPRINGS RESORT & DAY SPA
BIG SKY
89
GARDINER
WYOMING
YELLOWSTONE NATIONAL PARK
287
87
20
287
WEST

UPSIDE OPPORTUNITIES

- **Owner-operated for over 120 years**
- **Significant incremental revenue and profit in resort**
  - 2023/24 Room Rates largely unchanged from 2019
  - Implement revenue management
  - Streamline and optimize room types
  - Broaden distribution channels of resort
  - Enhance and improve technology & systems
- **ROI Opportunities**
  - Add additional cabins and experiential room types
  - Introduction of a resort fee
  - Internalize and expand spa operations
  - Monetize excess land to reduce investment basis
  - Build workforce housing units
  - Events & Tour partnership with adjacent Yellowstone Film Ranch www.yellowstonefilmranch.com
- **ESG Benefits & Opportunities**
  - Heated by renewable geothermal energy
  - Opportunities to install eco-lodging, wind and solar

ABOUT CHICO HOT SPRINGS RESORT

- The four-season, full-service resort offers miles of trails for hiking, mountain biking, horseback riding and disc golf as well as expeditions for fly fishing, rock climbing, dog sledding, snowshoeing and cross-country skiing
- One of the region's best restaurants, the historic Dining Room is led by a James Beard award semi-finalist and is consistently recognized with Wine Spectator's Best of Award of Excellence.

SIGNIFICANT REVENUE POTENTIAL

2022 vs. 2019 RevPAR Growth



CHICO HOT SPRINGS RESORT
2%
RevPAR Opportunity
Bozeman/Yellowstone
55%
Montana
45%
0%
20%
40%
60%

This summary information sheet contains certain "forward-looking statements" relating to, among other things, hotel EBITDA and hotel net operating income after capital reserves. The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to us. Actual results could differ materially from the forward-looking statements made on this summary information sheet. When we use the words "projected," "expected," "planned" and "estimated" or other similar expressions, we are identifying forward-looking statements. The forward-looking statements on this summary information sheet are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995. All information on this sheet is as of August 2 2023. We undertake no duty to update the information to conform to actual results or changes in our expectations. This fact sheet contains statistics and other data that has been obtained from information available from public sources. For additional information, please visit our website at www.drhc.com.

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THE DAGNY REPOSITIONING • The Dagny debuted on August 1, 2023 • The 403-room Hilton Boston was converted to an Art Deco inspired, independent lifestyle hotel • The $32MM investment includes a comprehensive renovation of luxury guestrooms and bathrooms, enhanced meeting facilities, a state-of-the-art fitness center, and an immersive lobby experience • The hotel’s NOI is expected to increase from $8MM in 2023 to $11MM in 2024 and $15MM in 2027 • Exit value estimated increase of $14MM - $30MM (50 – 100 bps on cap rate) 8

2023 ROI PROJECTS PROPERTY EST. EBITDA YIELD SCOPE Hilton Boston Downtown Faneuil Hall Hilton Burlington Lake Champlain Bourbon Orleans Hotel 17% 31% Conversion from Hilton Brand to Independent Lifestyle Conversion to Curio Brand and New Celebrity Chef Restaurant Repositioning and Rebranding to Higher Level Lifestyle Boutique 14% 9

COURTYARD DENVER DOWNTOWNLAKE AUSTIN SPA RESORT ORCHARDS INN 10 POTENTIAL LONGER TERM CAPITAL PROJECTS Repositioning to Integrate with L’Auberge de Sedona Exploring Adding More Waterfront Guest Rooms Courtyard Denver Downtown Franchise Expiration in 2027 Potential Upbranding and Expansion

THE LANDING WESTIN BOSTON SEAPORT HENDERSON PARK INN 11 POTENTIAL LONGER TERM CAPITAL PROJECTS The Westin Boston Seaport District Franchise Expiration in 2026 Value Creation Opportunity Currently 37 Rooms Entitled for 135 Ocean- Front Units Exploring Adding 20% More Guest Rooms

DRH PORTFOLIO STRATEGY

DIAMONDROCK HOSPITALITY

LONG-TERM SECULAR DRIVER: URBAN LIFESTYLE/RESORT

- Cavallo Point
- L'Auberge de Sedona
- Henderson Park Inn
- Tranquility Bay Resort
- Henderson Beach Resort
- Lake Austin Spa Resort
- The Landing Resort & Spa
- Havana Cabana
- Orchards Inn
- The Lodge at Sonoma Resort
- Kimpton Shorebreak Resort
- The Hythe, a Luxury Collection Hotel
- Westin Fort Lauderdale Beach Resort
- Margaritaville Beach House Key West
- Kimpton Shorebreak Fort Lauderdale Beach Resort
- The Dagny Boston
- Hotel Emblem
- Bourbon Orleans Hotel
- Kimpton Palomar Phoenix
- Hilton Burlington Lake Champlain
- The Lindy Renaissance Charleston Hotel
- The Gwen, a Luxury Collection Hotel
- Hotel Clio, a Luxury Collection Hotel
- Chico Hot Springs Resort
- Courtyard Denver Downtown

Hotels: 25
Keys: 4,489

Revenue: $615MM
~60% of portfolio

EBITDA: $188MM

100% Unencumbered by Management & Highly Liquid

GROUP DEMAND RECOVERY: BIG GROUP HOTELS

- Westin Boston Seaport
- Westin San Diego Bayview
- Westin Washington, DC City Center
- Chicago Marriott Magnificent Mile
- Salt Lake City Marriott Downtown
- The Worthington

Hotels: 6
Keys: 3,853

Revenue: $335MM
~30% of portfolio

EBITDA: $100MM

5 of 6 Non-Union Hotels in Strong Convention Markets

EMPIRE STATE OF MIND: NEW YORK CITY'S COMEBACK

- Courtyard New York Manhattan/Midtown East
- Courtyard New York Manhattan/Fifth Avenue
- Hilton Garden Inn Times Square Central

Hotels: 3 Hotels
Keys: 792

Revenue: $85MM *(~8% of portfolio)*
EBITDA: $25MM

Limited Supply Picture

SUBURBAN OPPORTUNITIES

- Embassy Suites by Hilton Bethesda
- Atlanta Marriott Alpharetta

Hotels: 2 Hotels
Keys: 590

Revenue: $28MM *(~2% of portfolio)*
EBITDA: $6MM

Notes: Revenue and EBITDA are trailing twelve months as of Q2 2023

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ISS ESG RANKINGS(2) ISS-ESG CORPORATE RANKING Currently Ranked in Top 1% of all US Real estate companies DiamondRock ranks in the top 5% of the Worldwide Real Estate Sector, earning an ISS ESG Prime designation 2ENVIRONMENTAL 3SOCIAL 1GOVERNANCE GRESB ANNUAL RESULTS 2017 2018 2019 2020 2021 2022 DRH GRESB Score 53 75 81 84 86 82 Peer Score Average 57 58 69 69 72 65 Index to Peer Score Average 93% 129% 117% 122% 119% 126% ESG ACCOMPLISHMENTS As of August 2023 2022 Updates • Sector Leader status for Hotels / Americas • Awarded 4 Green Stars as Top Performer and Sector Leader • Ranked 1st out of 6 in Hotel/Americas • Ranked 3rd out of 14 in Hotel/Listed sector 2022 13

Henderson Beach Resort APPENDIX

DIAMONDROCK AT A GLANCE DIVERSIFIED GEOGRAPHY 15 DIVERSIFIED PROPERTIES FINANCIAL SUMMARY Net Debt2 to TTM EBITDA Total Debt1 $1.2B 3.4x Total Debt to Gross Book Value 30% TTM Revenue $1.1B TTM Corporate Adj. EBITDA $285MM Q2 2023PORTFOLIO % Fixed Rate3 67% 9,724 36 24 ROOMS GEOGRAPHIC MARKETS PROPERTIES (4) 2022 EBITDA, proforma for 2022 & 2023 acquisitions (1) Excludes preferred capital (2) Cash includes corporate cash and cash at hotels, excludes preferred capital (3) Includes hedges and preferred capital MARKET % OF 2022 EBITDA4 Chicago 14.2% Boston 10.2% Florida Keys 8.4% Fort Lauderdale 7.7% New York City 6.9% Sedona 4.5% Fort Worth 4.2% Vail 4.1% Sausalito 3.9% Destin 3.7% Denver 3.7% Charleston 3.2% Salt Lake City 2.9% San Diego 2.9% Sonoma 2.8% Burlington 2.7% Huntington Beach 2.7% Austin 2.5% New Orleans 2.0% Phoenix 1.8% Lake Tahoe 1.4% Atlanta 1.3% DC 1.1% Paradise Valley/Yellowstone 0.9% San Francisco 0.3% Total 100.0%

STRONG RESORT MARKET PRESENCE

DiamondRock Hospitality

LUXURY RESORT

SAUSALITO, CA



CAVALLO POINT

SEDONA, AZ



L'AUBERGE DE SEDONA

VAIL, CO



THE HYTHE, A LUXURY COLLECTION HOTEL

DESTIN, FL



HENDERSON PARK INN

MARATHON, FL



TRANQUILITY BAY RESORT

DESTIN, FL



HENDERSON BEACH RESORT

AUSTIN, TX



LAKE AUSTIN SPA RESORT

KEY WEST, FL



MARGARITAVILLE BEACH HOUSE KEY WEST

LIFESTYLE RESORT

FORT LAUDERDALE, FL



WESTIN FORT LAUDERDALE BEACH RESORT

FORT LAUDERDALE, FL



KIMPTON SHOREBREAK FORT LAUDERDALE BEACH RESORT

KEY WEST, FL



HAVANA CABANA

PRAY, MT



CHICO HOT SPRINGS

LAKE TAHOE, CA



THE LANDING RESORT AND SPA

SEDONA, AZ



ORCHARDS INN

SONOMA, CA



THE LODGE AT SONOMA RESORT

HUNTINGTON BEACH, CA



KIMPTON SHOREBREAK RESORT

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HIGH QUALITY PORTFOLIO IN KEY GATEWAY MARKETS

DIAMONDROCK HOSPITALITY

URBAN LIFESTYLE

BOSTON, MA



THE DAGNY BOSTON[1]

CHARLESTON, SC



THE LINDY RENAISSANCE CHARLESTON HOTEL

CHICAGO, IL



THE GWEN, A LUXURY COLLECTION HOTEL

DENVER, CO


HOTEL CLIO

HOTEL CLIO, A LUXURY COLLECTION HOTEL

PHOENIX, AZ



KIMPTON PALOMAR PHOENIX

SAN FRANCISCO, CA



HOTEL EMBLEM

NEW ORLEANS, LA



BOURBON ORLEANS HOTEL

BURLINGTON, VT



HILTON BURLINGTON LAKE CHAMPLAIN

URBAN GATEWAY

DENVER, CO



COURTYARD DENVER DOWNTOWN

ATLANTA, GA



ATLANTA MARRIOTT ALPHARETTA

BOSTON, MA



WESTIN BOSTON SEAPORT

CHICAGO, IL


Marriott

CHICAGO MARRIOTT MAGNIFICIENT MILE

NEW YORK, NY



HILTON GARDEN TIMES SQUARE CENTRAL

FORT WORTH, TX



THE WORTHINGTON

NEW YORK, NY



COURTYARD MANHATTAN/FIFTH AVENUE

NEW YORK, NY



COURTYARD MANHATTAN/MIDTOWN EAST

WASHINGTON, DC


1400
THE WESTIN

WESTIN WASHINGTON, D.C. CITY CENTER

SALT LAKE CITY, UT



SALT LAKE CITY MARRIOTT DOWNTOWN

SAN DIEGO, CA



WESTIN SAN DIEGO BAYVIEW

WASHINGTON, DC



EMBASSY SUITES BETHESDA

1. Hilton Boston Downtown/Faneuil Hall was converted to The Dagny Boston on 8/1/23

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